--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

--------------------------------------------------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of report: May 8, 2006
                 (Date of earliest event reported): May 2, 2006

--------------------------------------------------------------------------------

                                  CINERGY CORP.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-11377                  31-1385023
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)

                             139 East Fourth Street
                             Cincinnati, Ohio 45202
          (Address of Principal Executive Offices, including Zip code)

                                 (513) 421-9500
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 2.02 Results of Operations and Financial Condition

On May 2, 2006, Duke Energy Corporation issued a news release announcing the registrant's financial results for the first quarter ended March 31, 2006. A copy of this news release is attached hereto as Exhibit 99.1. Further details are described in portions of the investor call and webcast held on May 2, 2006, attached hereto as Exhibit 99.2. The information in Exhibits 99.1 and 99.2 are being furnished pursuant to this Item 2.02.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

      99.1  News Release dated May 2, 2006

      99.2 Portion of Transcript of Duke Energy Corporation Earnings Conference Call, 1st Quarter, May 2, 2006

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CINERGY CORP.


                                        /s/ Steven K. Young
                                        Steven K. Young
                                        Chief Financial Officer and Controller

Dated: May 8, 2006

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit     Description
-------     --------------------------------------------------------------------

99.1        News Release dated May 2, 2006

99.2 Portion of Transcript of Duke Energy Corporation Earnings Conference Call, 1st Quarter, May 2, 2006